Pro-Conscience Women's Equity Mutual Fund
Supplement Dated September 21, 1998
To Prospectus Dated June 15, 1998


The discussion under the caption "Management of the Fund," on page 6, is supplemented with the following information:

Effective September 21, 1998, Heidi Soumerai, Vice President of the Sub-Adviser and William Apfel, Senior Vice President of the Sub-Adviser, are the Fund's Co-Portfolio Managers. Ms. Soumerai is Director of Social Research and oversees the activities of the team of social research analysts who analyze corporate social responsibility issues and engage in a variety of social change activities. She is a Chartered Financial Analyst and has been associated with the Sub-Adviser since 1985. Mr. Apfel is a Chartered Financial Analyst and has been associated with the Sub-Adviser since 1989. He is a Chairperson of the Sub-Adviser's Securities Research Committee, Director of Securities Research and co-chair of the Sub-Adviser's Portfolio Composition Committee. Ms. Soumerai and Mr. Apfel will collaboratively manage the portfolio to meet the financial and social criteria for the Fund.